  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 20, 2000.

                                            REGISTRATION STATEMENT NO. 333-44346
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 3

                                       TO
                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                               PRIZE ENERGY CORP.
             (Exact name of registrant as specified in its charter)
                             ---------------------

              DELAWARE                               1311                              75-2766114
  (State or other jurisdiction of        (Primary Standard Industrial               (I.R.S. Employer
   incorporation or organization)        Classification Code Number)              Identification No.)

                        3500 WILLIAM D. TATE, SUITE 200
                             GRAPEVINE, TEXAS 76051
                                 (817) 424-0400
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                             ---------------------
                                  LON C. KILE
                     PRESIDENT AND CHIEF OPERATING OFFICER
                               PRIZE ENERGY CORP.
                        3500 WILLIAM D. TATE, SUITE 200
                             GRAPEVINE, TEXAS 76051
                                 (817) 424-0400
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------

                                   Copies to:

          ROBERT A. CURRY                     ROBERT L. KIMBALL                     ROBERT V. JEWELL
          CONNER & WINTERS                  VINSON & ELKINS L.L.P.               ANDREWS & KURTH L.L.P.
     A PROFESSIONAL CORPORATION           3700 TRAMMELL CROW CENTER              600 TRAVIS, SUITE 4200
       3700 FIRST PLACE TOWER                  2001 ROSS AVENUE                   HOUSTON, TEXAS 77002
        15 EAST FIFTH STREET                 DALLAS, TEXAS 75201                     (713) 220-4200
     TULSA, OKLAHOMA 74103-4344                 (214) 220-7700
           (918) 586-5725

                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON THE DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON THE DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


     The sole purpose of this Amendment No. 3 is to file an exhibit to the Registration Statement as shown in Item 16(a) of Part II below.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     All amounts, except the SEC and NASD fees, are estimates. None of these expenses will be borne by the selling stockholders.

SEC registration fee........................................   $ 23,850
NASD filing fee.............................................      9,534
Printing and shipping expenses..............................    125,000
Legal fees and expenses.....................................    175,000
Accounting fees and expenses................................    115,000
Transfer Agent fees.........................................      1,500
Engineering fees............................................     10,000
Miscellaneous...............................................     50,116
                                                               --------
          Total.............................................   $510,000
                                                               ========

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Article Tenth of the Amended and Restated Certificate of Incorporation of the Registrant provides that the Registrant shall indemnify its officers and directors to the maximum extent allowed by the Delaware General Corporation Law ("DGCL"). Pursuant to Section 145 of the DGCL, the Registrant generally has the power to indemnify its present and former directors and officers against expenses and liabilities incurred by them in connection with any suit to which they are, or are threatened to be made, a party by reason of their serving in those positions so long as they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the Registrant, and, with respect to any criminal action, so long as they had no reasonable cause to believe their conduct was unlawful. With respect to suits by or in the right of the Registrant, however, indemnification is generally limited to attorneys' fees and other expenses and is not available if the person is adjudged to be liable to the Registrant, unless the court determines that indemnification is appropriate. The statute expressly provides that the power to indemnify authorized thereby is not exclusive of any rights granted under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Registrant also has the power to purchase and maintain insurance for its directors and officers. Additionally, Article Tenth of the Amended and Restated Certificate of Incorporation provides that, in the event that an officer or director files suit against the Registrant seeking indemnification of liabilities or expenses incurred, the burden will be on the Registrant to prove that the indemnification would not be permitted under the DGCL.

     As permitted under the DGCL, the Registrant's Amended and Restated Certificate of Incorporation also eliminates the liability of the Registrant's directors for monetary damages for breach of their fiduciary duty as directors. This provision, however, does not eliminate a director's liability (a) for any breach of the director's duty of loyalty to the Registrant or its stockholders,
(b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) in respect of certain unlawful dividend payments or unlawful stock redemptions or repurchases, or (d) for any transaction from which a director derived an improper personal benefit.

     The preceding discussion of the Registrant's Amended and Restated Certificate of Incorporation and Section 145 of the DGCL is not intended to be exhaustive and is qualified in its entirety by the Amended and Restated Certificate of Incorporation and Section 145 of the DGCL.

     The Registrant has entered into indemnification agreements with certain of its directors and officers. Pursuant to such agreements, the Registrant will, to the extent permitted by applicable law, indemnify such persons against all expenses, judgments, fines and penalties incurred in connection with the defense or settlement of any actions brought against them by reason of the fact that they were directors or officers of the Registrant or assumed certain responsibilities at the direction of the Registrant. The Registrant carries directors' and officers' liability insurance to insure its directors and officers against liability for certain errors and omissions and to defray costs of a suit or proceeding against an officer or director.

     The Underwriting Agreement that the Registrant will enter into with respect to the offer and sale of the common stock covered by this Registration Statement will contain certain provisions for the indemnification of the Registrant's directors and officers and the underwriters, as applicable, against civil liabilities under the Securities Act of 1933, as amended (the "Securities Act").

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

     The following information is furnished as to securities of the Registrant sold within the past three years which were not registered under the Securities Act. Each of the issuances and sales described below was effected and relies upon an exemption from registration under Section 4(2) of the Securities Act for transactions by an issuer not involving any public offering, or other exemptions as set forth below. Grants of options are included only to the extent that such grants are considered to be sales. No underwriting discounts or commissions were paid in connection with such sales. All references in this Item 15 to the number of shares of common stock and to common stock per share data have been restated to reflect a one-for-seven reverse stock split effected on February 8, 2000.

     1. On May 21, 1998, Vista Resources Partners, L.P. formed the Registrant as a wholly-owned subsidiary and was issued 142 shares of common stock of the Registrant for total cash consideration of $10.00.

     2. On October 28, 1998, pursuant to the terms of an Exchange Agreement dated June 15, 1998, the Registrant acquired all of the outstanding limited partner interests of Vista Resources Partners, L.P. (the "Partnership") and all of the outstanding shares of common stock of the general partner of the Partnership in exchange for 1,700,500 shares of common stock of the Registrant and 8,563,028 warrants of the Registrant representing the right to buy 1,223,290 shares of common stock of the Registrant, at an exercise price of $28.00 per share. These shares and warrants were issued to the 24 holders of the limited partner interests of the Partnership and the four stockholders (each of whom was also a limited partner of the Partnership) of the corporate general partner of the Partnership. Each former partner of the Partnership was an "accredited investor," and the exchange was effected under Rule 506 under Regulation D under the Securities Act.

     3. On October 28, 1998, pursuant to the terms of the Midland Exchange Agreement dated May 22, 1998, options to purchase 1,372,931 shares of common stock of Midland Resources, Inc. were exchanged for 995,375 warrants of the Registrant representing the right to buy 142,196 shares of common stock of the Registrant, at an exercise price of $28.00 per share. These warrants were issued to six individuals, each of whom was an "accredited investor." The exchange was effected under Rule 506 under Regulation D under the Securities Act.

     4. In October 1999, pursuant to the terms of a Purchase and Sale Agreement dated September 29, 1999, the Registrant acquired certain producing oil and gas properties from an individual by issuing to such individual 857 shares of common stock of the Registrant.

     5. On February 9, 2000, the Registrant granted options under the Registrant's 1998 Key Employee Stock Option Plan to key employees of the Registrant to purchase an aggregate of 70,000 shares of common stock of the Registrant at an exercise price of $12.375 per share.

     6. On March 31, 2000, Pioneer Natural Resources USA, Inc. converted all of the 3,984,197 shares of Series A 6% Convertible Preferred Stock of the Registrant owned by it into 3,984,197 shares of common stock of the Registrant. Such shares of common stock were issued pursuant to Section 3(a)(9) of the Securities Act.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a) Exhibits:

     The following exhibits are included as exhibits to this Registration Statement. Those exhibits below incorporated by reference herein are indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed herewith unless otherwise indicated:


     EXHIBIT NUMBER                        DESCRIPTION OF DOCUMENT
     --------------                        -----------------------
          1.1*           -- Form of Underwriting Agreement.
          2.1            -- Agreement and Plan of Merger, dated as of October 8,
                            1999, among Vista Energy Resources, Inc. (now Prize
                            Energy Corp.), PEC Acquisition Corp. and Prize Energy
                            Corp. (filed as Annex A to the Proxy Statement/Prospectus
                            included in the Registrant's Registration Statement on
                            Form S-4, Registration No. 333-93561, as amended (the
                            "Registration Statement")).
          2.2            -- First Amendment to Agreement and Plan of Merger, dated as of January 5, 2000, among Vista Energy Resources, Inc.
                            (now Prize Energy Corp.), PEC Acquisition Corp. and Prize
                            Energy Corp. (filed as Exhibit 2.2 to the Registration
                            Statement).
          3.1            -- Amended and Restated Certificate of Incorporation of the
                            Registrant (filed as Exhibit 3.1 to the Registrant's
                            report on Form 8-K dated February 8, 2000).
          3.2            -- Amended and Restated Bylaws of the Registrant (filed as
                            Exhibit 3.2 to the Registrant's report on Form 8-K dated
                            February 8, 2000).
          4.1*           -- Specimen Stock Certificate for the Common Stock, par
                            value $.01 per share, of the Registrant.
          4.2            -- Certificate of Designation, Voting Powers and Rights of
                            Series A 6% Convertible Preferred Stock of the Registrant
                            (filed as Exhibit 4.2 to the Registrant's report on Form
                            8-K dated February 8, 2000).
          4.3            -- Amended and Restated Registration Rights Agreement, dated
                            February 8, 2000, by and among the Registrant, Prize
                            Natural Resources, Inc. (formerly known as Prize Energy
                            Corp.) and certain stockholders of the Registrant (filed
                            as Exhibit 4.1 to the Registrant's report on Form 8-K
                            dated February 8, 2000).
          4.4            -- Registration Rights Agreement, dated as of October 28,
                            1998, by and among Vista Energy Resources, Inc. (now
                            Prize Energy Corp.) and certain securityholders of
                            Midland Resources, Inc. (filed as an exhibit to the
                            Registrant's Registration Statement on Form S-4,
                            Registration No. 333-58495, as amended (the "1998
                            Registration Statement")).
          4.5            -- Warrant Agreement, dated as of October 28, 1998, among
                            Vista Energy Resources, Inc. (now Prize Energy Corp.) and
                            American Stock Transfer & Trust Company (filed as an
                            exhibit to the 1998 Registration Statement).
          4.6            -- Warrant Agreement, dated as of November 1, 1990, among
                            Midland Resources, Inc. and Stock Transfer Company of
                            America, Inc. (filed as Exhibit 4.6 to the Registration
                            Statement).
          5.1            -- Opinion of Conner & Winters, A Professional Corporation,
                            regarding legality of common stock being registered.
         10.1            -- Amended and Restated Credit Agreement, dated February 8,
                            2000, by and among Prize Energy Resources, L.P., Vista
                            Resources Partners, L.P. and Midland Resources, Inc., as
                            borrowers, the Registrant, as guarantor, BancBoston,
                            N.A., as administrative agent, First Union National Bank,
                            as syndication agent, CIBC Inc., as documentation agent,
                            and Bank One, Texas, as lead manager (the "Amended and
                            Restated Credit Agreement") (filed as Exhibit 10.1 to the
                            Registrant's report on Form 8-K dated February 8, 2000).

     EXHIBIT NUMBER                        DESCRIPTION OF DOCUMENT
     --------------                        -----------------------
         10.2            -- Assignment and Assumption Agreement, dated February 8,
                            2000, by and between the Registrant and Prize Natural
                            Resources, Inc. (formerly known as Prize Energy Corp.)
                            relating to the Joint Participation Agreement attached
                            thereto, dated January 29, 1999, by and between Prize
                            Energy Corp. and Pioneer Natural Resources USA, Inc.
                            (filed as Exhibit 10.3 to the Registrant's report on Form
                            8-K dated February 8, 2000).
         10.3            -- Form of Advisory Services Agreement between Vista Energy
                            Resources, Inc. (now Prize Energy Corp.), Natural Gas
                            Partners II, L.P. and Natural Gas Partners III, L.P.
                            (filed as Exhibit 10.4 to the 1998 Registration
                            Statement).
         10.4            -- Voting and Shareholders Agreement, dated February 8,
                            2000, among the Registrant, Prize Natural Resources, Inc.
                            (formerly known as Prize Energy Corp.) and certain
                            stockholders of the Registrant (filed as Exhibit 10.2 to
                            the Registrant's report on Form 8-K dated February 8,
                            2000).
         10.5            -- Amended and Restated Option Plan of the Registrant (filed as Exhibit 10.4 to the Registrant's report on Form 8-K
                            dated February 8, 2000).
         10.6            -- Form of Indemnification Agreement by and between Vista
                            Energy Resources, Inc. (now Prize Energy Corp.) and each
                            of its directors and executive officers (filed as an
                            exhibit to the 1998 Registration Statement).
         10.7            -- Prize Energy Corp. 1998 Key Employee Stock Option Plan
                            (filed as an exhibit to the 1998 Registration Statement).
         10.8            -- Amendment No. 1 to Prize Energy Corp. 1998 Key Employee
                            Stock Option Plan (filed as Exhibit A to the Registrant's
                            Proxy Statement for Annual Meeting of Stockholders dated
                            April 28, 2000).
         10.9            -- Consulting and Termination Agreement, dated as of October
                            8, 1999, by and among Prize Energy Corp., Vista Energy
                            Resources, Inc. (now Prize Energy Corp.) and C. Randall
                            Hill (filed as an exhibit to the Registrant's report on
                            Form 10-Q for the quarter ended September 30, 1999).
         10.10           -- Consulting and Termination Agreement, dated as of October
                            8, 1999, by and among Prize Energy Corp., Vista Energy
                            Resources, Inc. (now Prize Energy Corp.) and Steven D.
                            Gray (filed as an exhibit to the Registrant's report on
                            Form 10-Q for the quarter ended September 30, 1999).
         10.11           -- Consulting and Termination Agreement, dated as of October
                            8, 1999, by and among Prize Energy Corp., Vista Energy
                            Resources, Inc. (now Prize Energy Corp.) and R. Cory
                            Richards (filed as an exhibit to the Registrant's report
                            on Form 10-Q for the quarter ended September 30, 1999).
         10.12           -- Vista Energy Resources, Inc. (now Prize Energy Corp.)
                            Severance Benefit Plan, effective October 8, 1999 (filed
                            as an exhibit to the Registrant's report on Form 10-Q for
                            the quarter ended September 30, 1999).
         10.13           -- First Amendment to the Amended and Restated Credit
                            Agreement, dated as of June 30, 2000 (filed as Exhibit
                            10.1 to the Registrant's report on Form 10-Q for the
                            quarter ended June 30, 2000).
         10.14           -- Purchase and Sale Agreement, dated May 16, 1999, by and between Pioneer Natural Resources, USA, Inc. and Pioneer
                            Resources Producing, L.P. as Seller and Prize Energy
                            Corp. (filed as Exhibit 10.1 to Pioneer Natural Resources
                            Company's report on Form 8-K dated June 29, 1999).
         10.15           -- Stock Purchase Agreement, dated March 28, 2000, by and
                            between the Registrant and Pioneer Natural Resources,
                            USA, Inc. (filed as Exhibit 10.2 to Pioneer's Amendment
                            Number 1 to Schedule 13D dated March 31, 2000).

     EXHIBIT NUMBER                        DESCRIPTION OF DOCUMENT
     --------------                        -----------------------
         10.16*          -- Advisory Services and Indemnification Agreement, dated
                            January 25, 1999, between Prize Energy Corp. and Natural
                            Gas Partners V, L.P. and Amendment thereto dated June 28,
                            1999.
         21.1*           -- Subsidiaries of the Registrant.
         23.1*           -- Consent of Ernst & Young LLP.
         23.2*           -- Consent of Arthur Andersen LLP.
         23.3*           -- Consent of Grant Thornton LLP.
         23.4*           -- Consent of Netherland, Sewell & Associates, Inc.
         23.5*           -- Consent of Williamson Petroleum Consultants, Inc.
         23.6            -- Consent of Conner & Winters, A Professional Corporation
                            (included in Exhibit 5.1).
         24.1*           -- Power of Attorney.

---------------

* Previously filed.

     (b) Financial Statement Schedules:

     All schedules are omitted as inapplicable or because the required information is contained in the financial statements or notes thereto.

ITEM 17. UNDERTAKINGS.

     (a) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     (b) The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as a part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 3 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Grapevine, State of Texas, on the 20th day of September, 2000.


                                            PRIZE ENERGY CORP.

                                            By:       /s/ LON C. KILE
                                              ----------------------------------
                                                         Lon C. Kile
                                                President and Chief Operating
                                                            Officer


     Pursuant to the requirements of the Securities Act, this Amendment No. 3 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                   TITLE                     DATE
                      ---------                                   -----                     ----

                  PHILIP B. SMITH*                     Director, Chairman of the     September 20, 2000
-----------------------------------------------------    Board, Chief Executive
                   Philip B. Smith                       Officer and Treasurer
                                                         (Principal Executive
                                                         Officer)

                   /s/ LON C. KILE                     Director, President and       September 20, 2000
-----------------------------------------------------    Chief Operating Officer
                     Lon C. Kile                         (Principal Financial
                                                         Officer and Principal
                                                         Accounting Officer)

                  KENNETH A. HERSH*                    Director                      September 20, 2000
-----------------------------------------------------
                  Kenneth A. Hersh

                   DAVID R. ALBIN*                     Director                      September 20, 2000
-----------------------------------------------------
                   David R. Albin

                THERESA L. KILLGORE*                   Director                      September 20, 2000
-----------------------------------------------------
                 Theresa L. Killgore

*By:       /s/ LON C. KILE
     -------------------------------
               Lon C. Kile
            Attorney-in-Fact

                               INDEX TO EXHIBITS

     The following exhibits are included as exhibits to this Registration Statement. Those exhibits below incorporated by reference herein are indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed herewith unless otherwise indicated:


     EXHIBIT NUMBER                        DESCRIPTION OF DOCUMENT
     --------------                        -----------------------
          1.1*           -- Form of Underwriting Agreement.
          2.1            -- Agreement and Plan of Merger, dated as of October 8,
                            1999, among Vista Energy Resources, Inc. (now Prize
                            Energy Corp.), PEC Acquisition Corp. and Prize Energy
                            Corp. (filed as Annex A to the Proxy Statement/Prospectus
                            included in the Registrant's Registration Statement on
                            Form S-4, Registration No. 333-93561, as amended (the
                            "Registration Statement")).
          2.2            -- First Amendment to Agreement and Plan of Merger, dated as of January 5, 2000, among Vista Energy Resources, Inc.
                            (now Prize Energy Corp.), PEC Acquisition Corp. and Prize
                            Energy Corp. (filed as Exhibit 2.2 to the Registration
                            Statement).
          3.1            -- Amended and Restated Certificate of Incorporation of the
                            Registrant (filed as Exhibit 3.1 to the Registrant's
                            report on Form 8-K dated February 8, 2000).
          3.2            -- Amended and Restated Bylaws of the Registrant (filed as
                            Exhibit 3.2 to the Registrant's report on Form 8-K dated
                            February 8, 2000).
          4.1*           -- Specimen Stock Certificate for the Common Stock, par
                            value $.01 per share, of the Registrant.
          4.2            -- Certificate of Designation, Voting Powers and Rights of
                            Series A 6% Convertible Preferred Stock of the Registrant
                            (filed as Exhibit 4.2 to the Registrant's report on Form
                            8-K dated February 8, 2000).
          4.3            -- Amended and Restated Registration Rights Agreement, dated
                            February 8, 2000, by and among the Registrant, Prize
                            Natural Resources, Inc. (formerly known as Prize Energy
                            Corp.) and certain stockholders of the Registrant (filed
                            as Exhibit 4.1 to the Registrant's report on Form 8-K
                            dated February 8, 2000).
          4.4            -- Registration Rights Agreement, dated as of October 28,
                            1998, by and among Vista Energy Resources, Inc. (now
                            Prize Energy Corp.) and certain securityholders of
                            Midland Resources, Inc. (filed as an exhibit to the
                            Registrant's Registration Statement on Form S-4,
                            Registration No. 333-58495, as amended (the "1998
                            Registration Statement")).
          4.5            -- Warrant Agreement, dated as of October 28, 1998, among
                            Vista Energy Resources, Inc. (now Prize Energy Corp.) and
                            American Stock Transfer & Trust Company (filed as an
                            exhibit to the 1998 Registration Statement).
          4.6            -- Warrant Agreement, dated as of November 1, 1990, among
                            Midland Resources, Inc. and Stock Transfer Company of
                            America, Inc. (filed as Exhibit 4.6 to the Registration
                            Statement).
          5.1            -- Opinion of Conner & Winters, A Professional Corporation,
                            regarding legality of common stock being registered.

     EXHIBIT NUMBER                        DESCRIPTION OF DOCUMENT
     --------------                        -----------------------
         10.1            -- Amended and Restated Credit Agreement, dated February 8,
                            2000, by and among Prize Energy Resources, L.P., Vista
                            Resources Partners, L.P. and Midland Resources, Inc., as
                            borrowers, the Registrant, as guarantor, BancBoston,
                            N.A., as administrative agent, First Union National Bank,
                            as syndication agent, CIBC Inc., as documentation agent,
                            and Bank One, Texas, as lead manager (the "Amended and
                            Restated Credit Agreement") (filed as Exhibit 10.1 to the
                            Registrant's report on Form 8-K dated February 8, 2000).
         10.2            -- Assignment and Assumption Agreement, dated February 8,
                            2000, by and between the Registrant and Prize Natural
                            Resources, Inc. (formerly known as Prize Energy Corp.)
                            relating to the Joint Participation Agreement attached
                            thereto, dated January 29, 1999, by and between Prize
                            Energy Corp. and Pioneer Natural Resources USA, Inc.
                            (filed as Exhibit 10.3 to the Registrant's report on Form
                            8-K dated February 8, 2000).
         10.3            -- Form of Advisory Services Agreement between Vista Energy
                            Resources, Inc. (now Prize Energy Corp.), Natural Gas
                            Partners II, L.P. and Natural Gas Partners III, L.P.
                            (filed as Exhibit 10.4 to the 1998 Registration
                            Statement).
         10.4            -- Voting and Shareholders Agreement, dated February 8,
                            2000, among the Registrant, Prize Natural Resources, Inc.
                            (formerly known as Prize Energy Corp.) and certain
                            stockholders of the Registrant (filed as Exhibit 10.2 to
                            the Registrant's report on Form 8-K dated February 8,
                            2000).
         10.5            -- Amended and Restated Option Plan of the Registrant (filed as Exhibit 10.4 to the Registrant's report on Form 8-K
                            dated February 8, 2000).
         10.6            -- Form of Indemnification Agreement by and between Vista
                            Energy Resources, Inc. (now Prize Energy Corp.) and each
                            of its directors and executive officers (filed as an
                            exhibit to the 1998 Registration Statement).
         10.7            -- Prize Energy Corp. 1998 Key Employee Stock Option Plan
                            (filed as an exhibit to the 1998 Registration Statement).
         10.8            -- Amendment No. 1 to Prize Energy Corp. 1998 Key Employee
                            Stock Option Plan (filed as Exhibit A to the Registrant's
                            Proxy Statement for Annual Meeting of Stockholders dated
                            April 28, 2000).
         10.9            -- Consulting and Termination Agreement, dated as of October
                            8, 1999, by and among Prize Energy Corp., Vista Energy
                            Resources, Inc. (now Prize Energy Corp.) and C. Randall
                            Hill (filed as an exhibit to the Registrant's report on
                            Form 10-Q for the quarter ended September 30, 1999).
         10.10           -- Consulting and Termination Agreement, dated as of October
                            8, 1999, by and among Prize Energy Corp., Vista Energy
                            Resources, Inc. (now Prize Energy Corp.) and Steven D.
                            Gray (filed as an exhibit to the Registrant's report on
                            Form 10-Q for the quarter ended September 30, 1999).
         10.11           -- Consulting and Termination Agreement, dated as of October
                            8, 1999, by and among Prize Energy Corp., Vista Energy
                            Resources, Inc. (now Prize Energy Corp.) and R. Cory
                            Richards (filed as an exhibit to the Registrant's report
                            on Form 10-Q for the quarter ended September 30, 1999).
         10.12           -- Vista Energy Resources, Inc. (now Prize Energy Corp.)
                            Severance Benefit Plan, effective October 8, 1999 (filed
                            as an exhibit to the Registrant's report on Form 10-Q for
                            the quarter ended September 30, 1999).
         10.13           -- First Amendment to the Amended and Restated Credit
                            Agreement, dated as of June 30, 2000 (filed as Exhibit
                            10.1 to the Registrant's report on Form 10-Q for the
                            quarter ended June 30, 2000).

     EXHIBIT NUMBER                        DESCRIPTION OF DOCUMENT
     --------------                        -----------------------
         10.14           -- Purchase and Sale Agreement, dated May 16, 1999, by and between Pioneer Natural Resources, USA, Inc. and Pioneer
                            Resources Producing, L.P. as Seller and Prize Energy
                            Corp. (filed as Exhibit 10.1 to Pioneer Natural Resources
                            Company's report on Form 8-K dated June 29, 1999).
         10.15           -- Stock Purchase Agreement, dated March 28, 2000, by and
                            between the Registrant and Pioneer Natural Resources,
                            USA, Inc. (filed as Exhibit 10.2 to Pioneer's Amendment
                            Number 1 to Schedule 13D dated March 31, 2000).
         10.16*          -- Advisory Services and Indemnification Agreement, dated
                            January 25, 1999, between Prize Energy Corp. and Natural
                            Gas Partners V, L.P. and Amendment thereto dated June 28,
                            1999.
         21.1*           -- Subsidiaries of the Registrant.
         23.1*           -- Consent of Ernst & Young LLP.
         23.2*           -- Consent of Arthur Andersen LLP.
         23.3*           -- Consent of Grant Thornton LLP.
         23.4*           -- Consent of Netherland, Sewell & Associates, Inc.
         23.5*           -- Consent of Williamson Petroleum Consultants, Inc.
         23.6            -- Consent of Conner & Winters, A Professional Corporation
                            (included in Exhibit 5.1).
         24.1*           -- Power of Attorney.

---------------

* Previously filed.